UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549



                                FORM 8-K

                             CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       October 24, 1996



                             TELLABS, INC.
           (Exact name of registrant as specified in charter)


           Delaware              0-9692         36-3831568
(State or other jurisdiction  (Commission     (IRS employer
  of incorporation)           file number)    identification no.)


      4951 Indiana Avenue, Lisle, Illinois           60532
      (Address of principal executive office)      (Zip Code)


Registrant's telephone number, including area code     (630) 378-8800


                                  N/A
     (Former name or former address, if changed since last report)



























Item 5.   Other Events

Tellabs, Inc. has announced that its Board of Directors declared a 2-for-1 stock split effected in the form of a 100 percent stock dividend that will be paid on November 15, 1996, to stockholders of record as of October 31, 1996.

Further details of this action are contained in the press release of Tellabs, Inc. dated October 24, 1996 attached hereto as Exhibit 20.3 and incorporated herein by reference.






SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TELLABS, INC.




Date: October 31, 1996                 By: s\ J. Peter Johnson
                                           J. Peter Johnson
                                           Vice President, Controller
                                           and Chief Accounting Officer

































Item 7.  Financial Statements and Exhibits

(c)  Exhibits

 Exhibit 20.3       Press Release of Tellabs, Inc. dated October 24, 1996